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                    THE WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                 THE WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                  (THE "FUNDS")

                   Supplement Dated September 13, 2002 to the
                         Prospectus dated August 1, 2002

The following information supplements the disclosure currently in the Prospectus for the Funds:

The Board of Trustees of the Funds has recently determined, based primarily upon the recommendation of Boston Trust Investment Management, Inc., the investment adviser to the Funds, to terminate each of the Funds and provide for their orderly dissolution. Accordingly, the Trustees have instructed the officers of the Funds to take all appropriate actions necessary for the liquidation of the Funds. Upon the date of such liquidation, those shareholders remaining in the Funds will have their shares redeemed and the proceeds will be distributed as directed. As a result of these developments, the Funds have been closed to new investors and shares of the Funds are no longer being offered for sale.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE